                                                                     EXHIBIT 1.1

                         JOHN B. SANFILIPPO & SON, INC.
                               2,300,000 Shares*
                                  Common Stock
                           ($0.01 par value per share)
                             ----------------------

                             Underwriting Agreement
                                                              [__________], 2004
Adams, Harkness & Hill, Inc.
William Blair & Company, L.L.C.
   c/o Adams, Harkness & Hill, Inc.
60 State Street
Boston, Massachusetts 02109

Dear Sirs:

         John B. Sanfilippo & Son, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule I hereto (collectively, the "Underwriters") an aggregate of 1,000,000 shares and, at the election of the Underwriters, up to 150,000 additional shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,000,000 shares and, at the election of the Underwriters, up to 150,000 additional shares of Common Stock (as and to the extent indicated in Schedule II hereto). The aggregate of 2,000,000 shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 300,000 additional shares to be sold by the Company and certain Selling Stockholders is herein called the "Optional Shares." The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Shares."

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form S-3 (File No. 333-112221) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement including any pre-effective amendments thereto and any post-effective amendments thereto, each in the form heretofore delivered to you and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed

--------
     * Includes 300,000 shares subject to an option to purchase additional shares to cover over-allotments.

with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits to the foregoing (including any exhibits incorporated by reference), and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or the Rule 462(b) Registration Statement, if any, at the time it became effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of such Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be;

               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Adams, Harkness & Hill, Inc. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date and the applicable Time of Delivery (as hereinafter defined) as to the Prospectus and any amendment or supplement


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thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereto, necessary to make the statements therein not misleading and, in the case of the Preliminary Prospectus, the Prospectus or any supplement thereto, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Adams, Harkness & Hill, Inc. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

               (e) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described in, filed as exhibits to, or incorporated by reference in the Registration Statement, as required; the contracts so described in the Prospectus to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable against the Company or its subsidiaries in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and, to the Company's knowledge, such contracts are enforceable in accordance with their respective terms by the Company against the other parties thereto, except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally, (y) general principles of equity, whether considered in a proceeding at law or in equity and (z) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and such contracts are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the best of the Company's knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that will not result in a material adverse change in the business, assets, management, financial position or results of operations of the Company and its subsidiaries taken as a whole (hereinafter, a "Material Adverse Change");

               (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is in each case material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any change in the capital stock (other than issuances of Common Stock pursuant to Company stock option plans described in the Registration Statement and Prospectus or issuances of Common Stock upon the conversion of Class A Common Stock, par value $.01 per share, of


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the Company (the "Class A Common Stock")) or long-term debt of the Company or any of its subsidiaries or any Material Adverse Change, and (ii) the Company or its subsidiaries have not entered into material transaction or incurred any material obligation outside of the ordinary course of business, otherwise than as set forth in the Prospectus;

               (g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all other tangible properties and assets described in the Prospectus as owned by it, in each case free and clear of all liens, charges, claims, encumbrances or restrictions, except such as (i) are described in the Prospectus or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not result in a Material Adverse Change;

               (h) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not result in a Material Adverse Change;

               (i) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained or incorporated by reference in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company (i) have been duly and validly authorized and issued, are fully paid and non-assessable and (ii) except as disclosed in the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Prospectus and the consolidated financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company's stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Prospectus accurately and fairly presents in all material respects the information required by the Act and the published rules and regulations of the Commission thereunder to be shown with respect to such plans, options and rights;

               (j) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered


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against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Stock contained or incorporated by reference in the Prospectus; no preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement; no stockholder of the Company has any right, which has not been waived, to require the Company to register the sale of any shares of capital stock owned by such stockholder under the Act in the public offering contemplated by this Agreement; and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein;

               (k) The Company has full corporate power and authority to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and
(iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained herein;

               (l) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any conflict, breach, violation or default that would not result in a Material Adverse Change, nor will any such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company as currently in effect or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Shares by the Underwriters;

               (m) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would reasonably be expected, individually or in the aggregate, to prevent or adversely affect the transactions


                                       5
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contemplated by this Agreement or result in a Material Adverse Change; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to result in a Material Adverse Change; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body, that would reasonably be expected to result in a Material Adverse Change;

               (n) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, authorization or permits would not reasonably be expected to result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Change;

               (o) The Company and its subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, including, without limitation, those relating to occupational safety and health, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, those relating to the storage, handling or transportation of hazardous or toxic materials (collectively, "Environmental Laws") and (ii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company, in its reasonable judgment, has concluded that any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change;

               (p) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder, and have been appointed by an Audit Committee of the Board of Directors comprised entirely of independent directors;

               (q) The consolidated financial statements and schedules of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company for the respective periods covered thereby; such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent public


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accountants named in paragraph (p) above; no other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement; and the selected financial data set forth in the Prospectus under the captions "Capitalization," "Selected Consolidated Financial Data" and "Prospectus Summary--Summary Consolidated Financial Data" fairly present in all material respects the information set forth therein on the basis stated in the Registration Statement;

               (r) The Company owns, or possesses and/or has been granted valid and enforceable licenses for, all registered patents, patent applications, trademarks, trademark applications, tradenames, servicemarks and copyrights necessary to the conduct of its business as such business is described in the Prospectus (collectively, the "Registered Intellectual Property"). The expected expiration of any of the Company's rights to the Registered Intellectual Property would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company has no knowledge of any infringement or misappropriation by third parties of any of the Registered Intellectual Property, or any material inventions, manufacturing processes, formulae, trade secrets, know-how, unregistered trademarks, and other intangible property and assets necessary to the conduct of its business as such business is described in the Prospectus (collectively, the "Other Intellectual Property," and together with the Registered Intellectual Property, the "Intellectual Property"), nor is there any pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights of title or other interest in or to any Intellectual Property, except for such claims as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property, except for such claims as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its products or processes or the Intellectual Property infringe or otherwise violate any patent, trademark, servicemark, copyright, trade secret or other proprietary right of others, except for such claims as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, and the Company is unaware of any facts which would form a reasonable basis for any such claim. The Company is not aware of (i) any grounds for an interference proceeding before the United States Patent and Trademark Office in relation to any of the patents or patent applications currently owned by the Company, or (ii) any facts which would bar the grant of a patent from each of the patent applications described in the Prospectus. There is no pending or, to the best knowledge of the Company, threatened action, suit proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or other intellectual property right or compensation from the Company for any invention or other intellectual property right made by such employee, consultant or agent in the course of his/her employment with the Company or otherwise. There is no act or omission by the Company or its agents or representatives of which the Company has knowledge that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid.



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               (s) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, each of which has been true and correct in all material respects, and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries which could reasonably be expected to result in a Material Adverse Change;

               (t) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (u) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

               (v) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof;

               (w) Other than exempted activity under Regulation M, the Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (x) The Common Stock of the Company has been registered pursuant to Section 12(g) of the Exchange Act and the Company is not required to take any further action for the inclusion of the Shares on the Nasdaq National Market (other than filing the Notification Form: Change in the Number of Shares Outstanding with Nasdaq no later than 10 days after the issuance of the Shares); and

               (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

         2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

               (b) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Trust Agreement or Declaration of Trust of such Selling Stockholder if such Selling Stockholder is a trust, the Certificate of Formation or Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

               (c) Such Selling Stockholder has, and immediately prior to each Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, such Selling Stockholder will transfer to the several Underwriters, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims;

               (d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (e) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (f) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (g) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to John B. Sanfilippo & Son, Inc., as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

               (h) The Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable to the extent provided thereunder, subject to the terms and conditions of this Agreement; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders, subject to and in accordance with, the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         3. Shares Subject to Sale. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions of this Agreement:

               (a) The Company and each of the Selling Stockholders agree, severally and not jointly (in accordance with the allocation set forth in Schedule II hereto), to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at the First Time of Delivery, at a purchase price per share of $[_____], the number of Firm Shares (to be adjusted by Adams, Harkness & Hill, Inc. so as to eliminate fractional shares) determined in each case by multiplying the aggregate number of Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder; and

               (b) In the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and certain of the Selling Stockholders (as and to the extent indicated in Schedule II hereto) agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and such Selling Stockholders, at the Second Time of Delivery, at the purchase price per share set forth in clause (a) of this
Section 3, that number of Optional Shares determined by multiplying the number of Optional Shares as to which such election shall have been exercised (to be adjusted by Adams, Harkness & Hill, Inc. so as to eliminate fractional shares) by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

                  The Company and certain Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 300,000 Optional Shares, at the purchase price per share set forth in clause (a) of this
Section 3, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by the Company and each Selling Stockholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice (the "Election Notice") from Adams, Harkness & Hill, Inc. to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by Adams, Harkness & Hill, Inc. but in no event earlier than the First Time of Delivery or, unless Adams, Harkness & Hill, Inc. and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         4. Offering. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         5. Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Adams, Harkness & Hill, Inc. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to Adams, Harkness & Hill, Inc. for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds to the account specified by the Company and the Custodian, as their interests may appear, all at the office of Adams, Harkness & Hill, Inc., 60 State Street, Boston, Massachusetts 02109. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on [__________], 2004 or such other time and date as Adams, Harkness & Hill, Inc. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Boston time, on the date specified by Adams, Harkness & Hill, Inc. in the Election Notice, or at such other time and date as Adams, Harkness & Hill, Inc. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such location as Adams, Harkness & Hill, Inc. may specify. If the Underwriters so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by Adams, Harkness & Hill, Inc.

         6. Covenants of the Company. The Company agrees with each of the
Underwriters:

               (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act, to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly giving reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) Promptly, from time to time, to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the

Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (d) To make generally available to its security holders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the full fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

               (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, without the prior written consent of Adams, Harkness & Hill, Inc., other than (i) the sale of the Shares to be sold by the Company hereunder, (ii) the issuance of shares and the award of options under the Company's stock plans in amounts not in excess of the amount described in the Prospectus as available for grant under such plans and
(iii) the issuance of Shares upon the conversion of Series A Common Stock pursuant to the terms of the Company's Certificate of Incorporation;

               (f) Not to grant options to purchase shares of Common Stock which would become exercisable during a period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus;

               (g) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and to make available (within the meaning of Rule 158(b) under the Act) as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

               (h) During a period of five years from the effective date of the Registration Statement, to furnish to you upon your request copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to you as soon as they are available, copies of any publicly available reports and financial statements furnished to or filed with the Commission, the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its stockholders generally or to the Commission);

               (i) To use the net proceeds acquired by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will not become an "investment company" as that term is defined in the Investment Company Act; and

               (j) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised within 90 days from the date of the Prospectus.

         7. Expenses. The Company and each of the Selling Stockholders covenant and agree with one another and the several Underwriters that (a) the Company and each of the Selling Stockholders (each in proportion to the number of Shares to be sold by such party) will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses and filing fees in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof and securing any required review by the NASD of the terms of the sale of the Shares, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and review and in connection with the Blue Sky survey (up to a maximum of $5,000); (iii) the cost of preparing stock certificates; (iv) the cost and charges of any transfer agent or registrar; and (v) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b)(iii) of the preceding sentence, Adams, Harkness & Hill, Inc. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Adams, Harkness & Hill, Inc. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in clause 7(a)(ii) of this

Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Goodwin Procter LLP, counsel to the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Prospectus, and other related matters as you may reasonably request;

               (c) Jenner & Block, LLP, counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, with respect to the matters set forth in Annex I hereto;

               (d) Stahl Cowen Crowley LLC, counsel to each of the Selling Stockholders, as indicated in Schedule II hereto, shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance reasonably satisfactory to you, with respect to the matters set forth in Annex II hereto:

               (e) On the date hereof and also at each Time of Delivery, PricewaterhouseCoopers LLP, shall have furnished to you and the Company a letter or letters, dated the respective date of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex III hereto;

               (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which, singly or in the aggregate, would reasonably be expected to result or has resulted in a Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than issuances of Common Stock pursuant to Company stock option plans described in the Registration Statement and Prospectus or issuances of Common Stock upon the conversion of Class A Common Stock or otherwise in connection with the transactions contemplated by this Agreement) or long-term debt of the Company or any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

               (g) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal or New York authorities, (ii) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, (iii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market, (iv) an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Underwriters, to affect materially and adversely the marketability of the Shares, or (v) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Underwriters, has materially and adversely affected the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Shares;

               (h) The Shares to be sold by the Company at such Time of Delivery shall have been accepted for quotation, subject to notice of issuance, on the Nasdaq National Market System;

               (i) Each director and executive officer of the Company, in their capacities as such, and each of the Selling Stockholders, shall have executed and delivered to you agreements in which such holder undertakes, for 90 days after the date of the Prospectus, subject to certain exceptions stated therein, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock, without the prior written consent of Adams, Harkness & Hill, Inc.; and

               (j) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance in all material respects by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section.

         9. Indemnification and Contribution.

               (a) The Company and each of the Selling Stockholders (other than the Sanfilippo Family Education Trust, the Valentine Children Stock Partnership, Mary Valentine, and Mary Valentine and Thomas Coleman) (such Selling Stockholders, hereinafter, the "Indemnification Stockholders"), jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto furnished by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereto, necessary to make the statements therein not misleading and, in the case of the Preliminary Prospectus, the Prospectus or any supplement thereto, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Indemnification Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Adams, Harkness & Hill, Inc. expressly for use therein; provided, further, that the aggregate liability of any such Indemnification Stockholder shall not exceed the product of (i) the number of Shares sold by such Indemnification Stockholder, including any Optional Shares, and (ii) the public offering price of the Shares (net of underwriting discounts) as set forth in the Prospectus. Notwithstanding anything to the contrary in this
Section 9(a), with respect to any untrue statement or alleged untrue statement of a material fact contained in or omission or alleged omission of a material fact from any Preliminary Prospectus, the indemnity contained in this Section 9(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

               (b) Each of the Sanfilippo Family Education Trust, the Valentine Children Stock Partnership, Mary Valentine, and Mary Valentine and Thomas Coleman (hereinafter, the "Limited Indemnification Stockholders"), will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto furnished by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Limited Indemnification Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the aggregate liability of any such Limited Indemnification Stockholder shall not exceed the product of (i) the number of Shares sold by such Limited Indemnification Stockholder, including any Optional Shares, and (ii) the public offering price of the Shares (net of underwriting discounts) as set forth in the Prospectus. Notwithstanding anything to the contrary in this Section 9(b), with respect to any untrue statement or alleged untrue statement of a material fact contained in or omission or alleged omission of a material fact from any Preliminary Prospectus, the indemnity contained in this Section 9(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, to the extent that a prospectus relating to such Shares was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

               (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereto, necessary to make the statements therein not misleading and, in the case of the Preliminary Prospectus, the Prospectus or any supplement thereto, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Adams, Harkness & Hill, Inc. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

               (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof. No indemnification provided for in subsection (a), (b) or (c) above shall be available hereunder to any party who shall fail to give notice as provided in the preceding sentence if, but only to the extent that, the party to whom such notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the notice would have related and was prejudiced by the failure to give such notice; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof of the indemnified party, with nationally-recognized counsel selected by the indemnified party, which counsel shall be reasonably acceptable to such indemnifying party (and who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party in such action), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. In the event the indemnifying party does not assume the defense of any action brought against an indemnified party, the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified persons, except to the extent that local counsel, in addition to regular counsel, is required in order to effectively defend against such action or proceeding, unless (i) the indemnifying party has agreed in writing to pay such fees and expenses or (ii) an indemnified party reasonably determines that there may be conflicting interests between such indemnified party and other indemnified parties in conducting the defense of such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary in this Section 9(d), the Limited Indemnification Stockholders shall not be liable to any indemnified party or other indemnifying party under this Section 9(d) for any legal expenses or any other expenses incurred pursuant to this Section 9(d).

               (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of an amount equal to the product of the number of Shares sold by the Selling Stockholder, including any Optional Shares, and the public offering price of the Shares (net of underwriting discounts) set forth in the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding anything to the contrary in this Section 9(e), the Limited Indemnification Stockholders shall only be required to contribute insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto furnished by the Company, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Limited Indemnification Stockholder expressly for use therein; and no Limited Indemnification Stockholder shall be required to contribute any amount in excess of an amount equal to the product of
(i) the number of Shares sold by such Limited Indemnification Stockholder, including any Optional Shares, and (ii) the public offering price of the Shares (net of underwriting discounts) as set forth in the Prospectus.

               (f) The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         10. Termination.

               (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and/or the Company and the Selling

Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and certain Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

         12. Expenses of Termination. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Selling Stockholders shall then have no liability to any Underwriter except as provided in Section 7 and
Section 9 hereof; but, if for any other reason this Agreement is terminated, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall have no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 7 and
Section 9 hereof.

         13. Notice. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Adams,

Harkness & Hill, Inc. on behalf of you as the Underwriters; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Underwriters in care of Adams, Harkness & Hill, Inc., 60 State Street, Boston, MA 02109, Attention: Russ Landon; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in
Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter's Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. Information Provided by the Underwriters. The Company and the Underwriters acknowledge that, for purposes of this Agreement, the statements set forth in the third and ninth paragraphs under the heading "Plan of Distribution" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by any Underwriter specifically for inclusion in the Registration Statement or the Prospectus;

         15. Miscellaneous.

               (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               (b) Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (d) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signors thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                                            Very truly yours,

                                            JOHN B. SANFILIPPO & SON, INC.


                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                            SANFILIPPO FAMILY EDUCATION TRUST
                                            MATHIAS A. VALENTINE
                                            LISA SANFILIPPO IRREVOCABLE TRUST
                                            JOHN E. SANFILIPPO TRUST
                                            JEFFREY T. SANFILIPPO TRUST
                                            JAMES J. SANFILIPPO TRUST
                                            JASPER B. SANFILIPPO, JR. TRUST
                                            TRUST FOR MICHAEL J. VALENTINE
                                            TRUST FOR JAMES A. VALENTINE
                                            TRUST FOR MARY JO CARROLL
                                            MICHAEL J. VALENTINE
                                            VALENTINE CHILDREN STOCK PARTNERSHIP
                                            JEFFREY T. SANFILIPPO
                                            JASPER B. SANFILIPPO, JR.
                                            JAMES A. VALENTINE
                                            MARY VALENTINE
                                            MARY VALENTINE AND THOMAS COLEMAN


                                            By:  _______________________________
                                                 Name:
                                                 Title:
                                            As Attorney-in-Fact acting on behalf
                                            of each of the

                                            Selling Stockholders named in
                                            Schedule II to this Agreement.

Accepted as of the date hereof
in Boston, Massachusetts

ADAMS, HARKNESS & HILL, INC.,
WILLIAM BLAIR & COMPANY, L.L.C.



By: _________________________________
     (Adams, Harkness & Hill, Inc. on
      behalf of each of the Underwriters)

                                   SCHEDULE I


                                                                                             Number of
                                                                                          Optional Shares
                                                        Total Number                      to be Purchased
                                                       of Firm Shares                       if Maximum
                                                       to be Purchased                   Option Exercised
Adams, Harkness & Hill, Inc....................         [__________]                         [__________]

William Blair & Company, L.L.C.................         [__________]                         [__________]


TOTAL..........................................           2,000,000                             300,000
                                                          =========                             =======

                                  SCHEDULE II


                                                                                                   Number of Optional
                                                                                                      Shares to be
                                                                          Total Number of                Sold if
                                                                            Firm Shares              Maximum Option
                                                                            to be Sold                  Exercised
                                                                            ----------                  ---------
The Company........................................................            1,000,000                     150,000

The Selling Stockholder(s):.........................................
       Sanfilippo Family Education Trust (1)........................              30,768                          --
       Mathias A. Valentine (1).....................................             214,000                      36,000
       Lisa Sanfilippo Irrevocable Trust (1)........................             111,200                      22,800
       John E. Sanfilippo Trust (1).................................             111,200                      22,800
       Jeffrey T. Sanfilippo Trust (1)..............................             111,200                      22,800
       James J. Sanfilippo Trust (1)................................             111,200                      22,800
       Jasper B. Sanfilippo, Jr. Trust (1)..........................             111,200                      22,800
       Trust For Michael J. Valentine (1)...........................              50,000                          --
       Trust For James A. Valentine (1).............................              50,000                          --
       Trust For Mary Jo Carroll (1)................................              50,000                          --
       Michael J. Valentine (1).....................................               8,152                          --
       Valentine Children Stock Partnership (1).....................               3,000                          --
       Jeffrey T. Sanfilippo (1)....................................              18,152                          --
       Jasper B. Sanfilippo, Jr. (1)................................              10,152                          --
       James A. Valentine (1).......................................               8,152                          --
       Mary Valentine (1)...........................................                  24                          --
       Mary Valentine and Thomas Coleman (1)........................                1600                          --



         Total.....................................................   ------------------       ---------------------
                                                                               2,000,000                     300,000
                                                                      ==================       =====================


-------
(1) This Selling Stockholder is represented by Stahl Cowen Crowley LLC and has appointed Michael J. Valentine and Jasper B. Sanfilippo, Jr., as the Attorneys-in-Fact for such Selling Stockholder.

                                     ANNEX I

                       Form of Jenner & Block, LLC Opinion

         1. The Company is a corporation duly incorporated, validly existing and in good standing with the Secretary of State of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. The Company is duly qualified to do business and is in good standing in each jurisdiction within the United States in which it maintains a manufacturing facility.

         2. The authorized capitalization of the Company as of [_________], 2004 is as set forth under the caption "Capitalization" in the Prospectus. The Shares have been duly authorized and, when issued and delivered in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the capital stock contained in the Prospectus.

         3. Each domestic subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. All of the issued and outstanding shares of capital stock of each such subsidiary are owned of record by the Company or another subsidiary of the Company. Each domestic subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction within the United States in which it maintains a manufacturing facility.

         4. The Company has the corporate power and authority to enter into the Underwriting Agreement and perform its obligations thereunder and the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         5. The issuance and sale by the Company of the Shares and the performance by the Company of its obligations under the Underwriting Agreement does not and will not (i) violate the certificate of incorporation or by-laws of the Company, (ii) breach or result in a default under any agreement, indenture or other instrument filed as an exhibit to the Registration Statement (except that counsel need not express an opinion as to any financial tests or cross defaults contained therein), or (iii) violate any existing Delaware, Illinois or federal law, rule or administrative regulation or any decree known to such counsel of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, except that such counsel need express no opinion as to state securities or "Blue Sky" laws or as to compliance with the anti-fraud provisions of federal and state securities laws.

         6. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States, the State of Delaware or the State of Illinois is required for the issuance and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except the registration under the Act of the Shares and the effectiveness of the Registration Statement under the Act.

         7. The Company is not subject to regulation as an "investment company" under the Investment Company Act of 1940, as amended.

         8. The Shares have been authorized for inclusion on the Nasdaq National Market System, subject to notice of issuance.

         9. The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on their face to be responsive in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

         Such counsel shall also state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, they have participated in discussions with your representatives and those of the Company and its independent accountants in which the business and affairs of the Company and the contents of the Registration Statement and Prospectus were discussed. Such counsel shall state that on the basis of information that such counsel has gained in the course of such counsel's representation of the Company in connection with its preparation of the Registration Statement and Prospectus and such counsel's participation in the discussions referred to above, such counsel believes that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder and such counsel does not know of any legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject that are required by Item 103 of Regulation S-K under the Act to be described in the Registration Statement or Prospectus that are not so described or of any contracts or any other documents of a character required to be filed as an exhibit to the Registration Statement or Prospectus that are not filed as required. Further, such counsel shall state that based on such information and participation, nothing came to the attention of such counsel that caused such counsel to believe that (i) the Registration Statement as of its effective date contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus as of its date contained or as of such Time of Delivery contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Registration Statement and Prospectus.

         Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of the determinations involved in such counsel's review are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement and Prospectus except for those made under the caption "Underwriting," which accurately summarize in all material respects the provisions of the laws and documents referred to therein.

         Such counsel shall also include a statement in such opinion as to the matters set forth in this paragraph. The Registration Statement has become effective under the Act. To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission nor has any proceeding been instituted or contemplated for that purpose under the Act. The Prospectus has been filed with the

Commission pursuant to Rule 424(b) of the rules and regulations under the Act within the time period required thereby.

                                    ANNEX II

             Form of Opinion of Counsel to the Selling Stockholders

         1. A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

         2. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Trust Agreement or Declaration of Trust of such Selling Stockholder if such Selling Stockholder is a trust, the Certificate of Formation or Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

         3. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except registration of the Shares under the Act, or an exemption therefrom, and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

         4. Immediately prior to such Time of Delivery, such Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and

         5. Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

                                    ANNEX III

         Pursuant to Section 8(e) of the Underwriting Agreement,
PricewaterhouseCoopers LLP shall furnish letters to the Underwriters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, if applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters;

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Underwriters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Report on Form 10-K for such fiscal years;

         (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim


                                     III-1
financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus or incorporated by reference to the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus or incorporated by reference to the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than


                                     III-2
                  issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the combined long-term debt of the Company and its subsidiaries, or any decreases in combined net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                     III-3

                         JOHN B. SANFILIPPO & SON, INC.


                     COMMON STOCK, PAR VALUE $.01 PER SHARE


                                CUSTODY AGREEMENT



John B. Sanfilippo & Son, Inc.
2299 Busse Road
Elk Grove Village, IL 60007

Ladies and Gentlemen:

         There are delivered to John B. Sanfilippo & Son, Inc., a Delaware corporation (the "Company" or "you") as Custodian, herewith one or more certificates (the "Certificates"), in negotiable form (and, subject to your requirements, (a) with signatures guaranteed by a commercial bank or trust company having an office or correspondent in the United States or by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or (b) accompanied by a duly executed stock power or powers, in blank, bearing signatures so guaranteed), representing at least the number of issued and outstanding shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), and/or of Class A common stock, par value $.01 per share, of the Company ("Class A Stock"), set forth below the name of the undersigned selling stockholder (the "Seller") at the end of this letter, to be sold in a public offering (the "Public Offering') pursuant to the Registration Statement on Form S-3 (File No. 333-112221) filed on January 27, 2004, as amended. These Certificates are to be held by you as Custodian for the account of the Seller and are to be disposed of by you solely in accordance with this Custody Agreement. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Underwriting Agreement (as defined below).

         The Seller has also agreed to deliver to you herewith as Custodian (a) if acting as a trustee or in any other fiduciary or representative capacity, duly certified copies of each trust instrument, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to execute and perform this Custody Agreement and the Underwriting Agreement (b) if a partnership, a certificate of action taken by its general partner and extracts of any applicable provisions of its partnership agreement authorizing it to execute and perform this Custody Agreement and the Underwriting Agreement and
(c) if a corporation, duly certified resolutions of its Board of Directors and extracts of any applicable provisions of its certificate of incorporation and bylaws authorizing it to execute and perform this Custody Agreement and the Underwriting Agreement. The Seller agrees to deliver to the Attorneys-in-Fact (as defined below) or to you such additional documentation as the Attorneys-in-Fact, or either of them, the Company, the Representatives (as defined below) or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact and you.

          Concurrently with the execution and delivery of this Custody Agreement, the Seller has executed an irrevocable power of attorney (the "Power of Attorney"), the form of which has been furnished to you, to Michael J. Valentine and Jasper B. Sanfilippo, Jr., or their duly designated substitutes (individually, an "Attorney-in-Fact" and together the "Attorneys-in-Fact"), authorizing such Attorneys-in-Fact, or either of them acting alone, in the name of, for and on behalf of, the Seller with respect to all matters arising in connection with the sale of Common Stock, including any Optional Shares (as defined in the Underwriting Agreement), by the Seller in the Public Offering (including the conversion into Common Stock of the Seller's Class A Stock, if any, deposited with you hereunder), and for that purpose to enter into and perform an underwriting agreement (the "Underwriting Agreement"), substantially in the form which has been furnished to you, among the Company, certain selling stockholders of the Company including the Seller (the "Selling Stockholders"), and Adams, Harkness & Hill, Inc. and William Blair & Company, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters"). By signing below, the undersigned acknowledges that he, she or it has received and carefully reviewed the draft dated __________, 2004 of the Underwriting Agreement and understands that the draft of the Underwriting Agreement is subject to completion and further revision before execution. Shares of Common Stock to be sold by the Selling Stockholders to the Underwriters pursuant to the Underwriting Agreement are referred to herein as the "Shares."

         You are authorized and directed to hold the Certificates deposited with you hereunder in your custody, and prior to each Time of Delivery specified in the Underwriting Agreement at which the Seller is selling any shares of Common Stock of which you shall have been given prior notice, and upon the instructions of an Attorney-in-Fact, you are to take all necessary action to cause the transfer agent and registrar for the Common Stock to prepare and countersign a certificate or certificates (the "Underwriters' Certificates"), which may be aggregated with such Underwriters' Certificates in respect of other Selling Stockholders, representing the Shares which are to be sold by the Seller at such Time of Delivery registered in such names and denominations as the Representatives shall have instructed you. With respect to each Certificate representing one or more shares of Class A Stock to be sold by the Seller, if any, at such Time of Delivery, this Custody Agreement shall serve as written notice to convert such shares into shares of Common Stock in accordance with
Part 4 (f) of the Company's Restated Certificate of Incorporation; provided that
(i) such notice shall not be deemed to have been delivered to or received by the Company for purposes of Part 4 (f)(ii) until you have received notice from an Attorney-in-Fact to effectuate such conversion, and (ii) such conversion shall not in any way be deemed effective unless, and then only to the extent, the Underwriters purchase the shares of Common Stock into which such shares of Class A Stock are to be converted.

         At each Time of Delivery, you are, upon the instructions of an Attorney-in-Fact, (i) to take all necessary action to cause the transfer agent and registrar for the Common Stock (A) to cause the Shares that are to be sold by the Seller at such Time of Delivery pursuant to the Underwriting

Agreement to be transferred upon the books of the Company into such names and in such denominations as the Representatives shall have instructed you and to exchange the Certificates representing such Shares for new certificates for such Shares registered in such names and in such denominations as the Representatives shall have instructed you, and (B) to deliver such new certificates to the Representatives, pursuant to the Underwriting Agreement for the accounts of the several Underwriters against receipt by you from the Representatives of payment in full of the purchase price for such Shares as provided in the Underwriting Agreement, (ii) to give receipt for such payment and to deposit such payment to your account as Custodian, (iii) to draw upon such account to pay such transfer taxes (if any), fees and expenses as you may be instructed to pay by the Attorneys-in-Fact, or either of them acting alone, and (iv) after deducting such fees and expenses from the amount received by you as payment for the Shares sold at such Time of Delivery, to distribute the balance in accordance with the payment instructions set forth below the name of the Seller at the end of this Custody Agreement or such other instructions you shall have received prior to such Time of Delivery by an Attorney-in-Fact. Promptly after such Time of Delivery, you shall return to the Seller new certificates (which you shall have obtained from the transfer agents for the Common Stock and the Class A Stock and which shall be accompanied by appropriate stock powers), representing the number of shares of Common Stock and/or Class A Stock, if any, represented by the Certificates deposited with you on behalf of the Seller, which are in excess of the total number of Shares sold and to be sold at any subsequent Time of Delivery by the Seller to the Underwriters pursuant to the Underwriting Agreement.

         If the Underwriting Agreement shall not be executed and delivered by all parties thereto on or prior to the ninetieth day after the date of this Custody Agreement then, upon the written request of the Seller to you, you are to return to the Seller, or as the Seller may otherwise direct, the Certificates representing shares of Common Stock and/or Class A Stock then on deposit and received by you on behalf of the Seller pursuant to this Custody Agreement (accompanied by written notice of termination of the Power of Attorney addressed to each Attorney-in-Fact), and this Custody Agreement shall forthwith terminate. The Custodian may resign and be discharged from its duties or obligations hereunder, if such resignation and discharge is required by law or court order, by giving notice in writing of such resignation specifying a date when such resignation shall take effect. If Custodian resigns, this Agreement shall terminate and Custodian shall return all of the undersigned's Certificates representing Common Stock and/or Class A Stock in his possession to the undersigned, unless the undersigned consents to a replacement for Custodian.

         Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Underwriters and the other Selling Stockholders and, except as set forth in the previous paragraph, is an agency coupled with an interest and is irrevocable and not subject to termination by the Seller or by operation of law, whether by the death or incapacity of the Seller or any executor or trustee, the termination of any estate or trust or by the occurrence of any other event. Accordingly, the shares of Common Stock and/or Class A Stock represented by the Certificates deposited with you pursuant to this Custody Agreement and your authority under this Custody Agreement are subject to the interests of the Company, the Underwriters and the other Selling Stockholders, and this Custody Agreement and your authority hereunder shall, except as set forth in the preceding paragraph, be irrevocable and not subject to termination by the Seller or by operation of law, whether by the death or incapacity of the Seller or any executor or trustee, the termination of any estate or trust or by the occurrence of any other event. If any such Seller or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any other such event should occur, before the delivery of the Shares to be sold by the Seller under the Underwriting Agreement, the Certificates representing the Shares shall be delivered by or on behalf of the Seller in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and actions taken by you hereunder or by the Attorney-in-Fact, or either of them acting alone, pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination or other event had not occurred, regardless of whether or not you or the Attorneys-in-Fact, or either of them acting alone, shall have received notice of such death, incapacity, termination or other event.

         Until payment in full of the purchase price for the Shares to be sold by the Seller to the Underwriters has been made as provided in the Underwriting Agreement, the Seller shall, except as otherwise specifically provided herein, have all the rights of ownership of such Shares and all other shares, if any, represented by the Certificates deposited with you on behalf of the Seller, including, without limitation, the rights to vote such Shares and to receive all dividends and distributions thereon. The Underwriters shall have no power or right to direct the investment of the Shares until the purchase price for such Shares is paid in full pursuant to the Underwriting Agreement.

         You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys-in-Fact, or either of them acting alone; provided, however, that any statement or notice to you with respect to each Time of Delivery under the Underwriting Agreement, or with respect to the noneffectiveness or termination of the Underwriting Agreement or advising that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Representatives. Any statement, request, notice or instructions respecting this Custody Agreement to be given by the Representatives may be given by the Representatives jointly or by Adams, Harkness & Hill, Inc. on their behalf.

         It is understood that you assume no responsibility or liability to any person other than to deal with the Certificate(s) deposited with you and the proceeds from the sale of the Shares represented thereby, all in accordance with the provisions of this Custody Agreement.

         The Seller has carefully reviewed the representations, warranties, statements and agreements to be made by the Seller as a Selling Stockholder set forth in Section 2 in the Underwriting Agreement, and the Seller hereby makes, at and as of the date of this Custody Agreement, to you each of the representations, warranties and agreements to be made by the Seller as a Selling Stockholder in Section 2 of the Underwriting Agreement furnished to you, and such representations, warranties and agreements are incorporated by reference herein in their entirety. Such representations, warranties, statements and agreements, insofar as they relate to the undersigned, will survive the Closing Date specified in the Underwriting Agreement, and such agreements, insofar as they relate to the undersigned, have (where applicable) been and are to be complied with as of the date hereof and will be complied with on and after the Closing Date.

         The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Custodian, the other Selling Stockholders, the Attorneys-in-Fact, the Underwriters and their representatives and counsel, the Company and its counsel and counsel for the Selling Stockholders, and may be specifically relied upon by Goodwin Procter LLP, counsel to the Underwriters, Jenner & Block LLP, counsel to the Company, and counsel for the Selling Stockholders for purposes of the opinions to be delivered by them pursuant to the Underwriting Agreement.

         The Seller agrees to honor and perform all its obligations and covenants under the Underwriting Agreement including those relating to indemnification of the Underwriters under Section 9 of the Underwriting Agreement.

         In the event any statement, request, notice or instruction given by one Attorney-in-Fact under this Custody Agreement shall be inconsistent with that given by another, any such statement, request, notice or instruction given by Michael J. Valentine shall prevail.

         No party may assign any of its rights of obligations under this Custody Agreement without the written consent of all the other parties, which consent may be withheld in the reasonable discretion of the party whose consent is sought.

         This Custody Agreement may be modified only by a written amendment signed by all parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

         The Custodian may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Custodian shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Custodian shall have no duty to solicit any payments which may be due it hereunder.

         The Custodian shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Custodian's willful misconduct was the primary cause of any loss to the parties hereto. The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or omitted by it hereunder in good faith and in accordance with the reasonable opinion of such counsel.

         The undersigned hereby agrees to indemnify the Custodian for, and hold it harmless against any loss, liability or expense arising out of or in connection with this Custody Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Custodian has been guilty of gross negligence or willful misconduct. Anything in this Custody Agreement to the contrary
                                       5
notwithstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action. The liability of the undersigned pursuant to this paragraph shall not exceed the product of the number of shares of Common Stock sold by the undersigned and the public offering price for the Common Stock (net of the underwriting discount).

         The duties and responsibilities of the Custodian hereunder shall be determined solely by the express provisions of this Custody Agreement and no other or further duties or responsibilities shall be implied. The Custodian shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than outlined in this Custody Agreement.

         This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

         Please acknowledge your acceptance hereof as Custodian and receipt of the Certificates deposited by executing and returning one of the enclosed copies hereof to the undersigned.


Dated: _______________


                                     Very truly yours,

                                     Signature of Selling Stockholder:*

                                     ____________________________
                                     {Insert Full Name of Selling Stockholder}

                                     By:    _________________
                                            Name:
                                            Title:

                                     Signature guaranteed by: **

                                     By:    _________________
                                            Name:
                                            Title:


____________________

         * You should sign in exactly the same manner as the shares of Common Stock of the Company owned by you are registered and execute a separate Agreement for each different form in which shares are registered.

         ** The signature must be guaranteed by a commercial bank or trust company having an office or correspondent in the United States or by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.


Number of Shares of Common Stock          Maximum Number of Shares of Common
Represented by Certificates Deposited:    Stock to be sold  to Underwriters:

____________________ Shares                     ____________________ Shares

Number of Shares of Class A Stock       Maximum Number of Optional Shares to be
Represented by Certificates Deposited:  sold to Underwriters:

____________________ Shares                      ____________________ Shares

(Number may not exceed limits set forth in Power of Attorney)






                                                              Number of Shares Subject to
                                                              Sale From Common Stock
Serial Numbers of            Number of Shares                 Certificates if Less Than All
Common Stock                 Represented by Each              Shares Represented Thereby are
Certificates:                Common Stock Certificate:        to be Sold:*



_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________

_______________________      ___________________________       _____________________________


______________________

   * If no indication is made, selection to be at the Custodian's discretion.

                              PAYMENT INSTRUCTIONS

                  The balance of funds held by the Custodian representing net proceeds (after payment of expenses) received upon the sale of Shares are to be remitted in accordance with the provisions of this Custody Agreement as follows (select one):

                        1.      Send check to Seller at the following address:




________________________________________________________________________________


                        2. Wire transfer to an account of Seller at another bank (fee for wire transfer to be paid by the Seller and deducted from proceeds)

                        Bank Name _______________
                        Bank Address ______________

                        (Attention of _______________)
                        Account No. _______________
                        Account Name ______________

                        3.      Other instructions: ______________


                                        *


                           ACKNOWLEDGEMENT AND RECEIPT


         John B. Sanfilippo & Son, Inc., as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the Certificates representing the shares referred to therein.


Dated: _______________


                                          John B. Sanfilippo & Son, Inc.
                                          as Custodian


                                         By:      ______________________
                                                  Name:
                                                  Title:

                         JOHN B. SANFILIPPO & SON, INC.


                     COMMON STOCK, PAR VALUE $.01 PER SHARE


              IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER


         The undersigned stockholder of John B. Sanfilippo & Son, Inc., a Delaware corporation (the "Company"), understands that the Company, the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") propose to sell certain shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") to the several underwriters (the "Underwriters") named in the Underwriting Agreement referred to below, represented by Adams, Harkness & Hill, Inc. and William Blair & Company (the "Representatives"), and that the Underwriters propose to offer such shares to the public. The undersigned also understands that, in connection with the public offering pursuant to the Underwriting Agreement (as defined below), the Company has filed a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933, as amended (the "1933 Act") the offering of the shares to be sold by the Company and the Selling Stockholders. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Underwriting Agreement.

         Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement (the "Custody Agreement") pursuant to which certificates for at least the number of shares of Common Stock, or Class A Common Stock, par value $.01 per share, of the Company (the "Class A Stock") convertible into Common Stock, set forth opposite the name of the undersigned at the end of this instrument are being deposited with the Company which will hold such certificates as custodian (the "Custodian").

         1. In connection with the foregoing, the undersigned hereby irrevocably appoints Michael J. Valentine and Jasper B. Sanfilippo, Jr., and either of them acting alone, the attorneys-in-fact (collectively the "Attorneys-in-Fact" and individually an "Attorney-in-Fact") of the undersigned, and agrees that the Attorneys-in-Fact, or either of them acting alone, may also act as attorneys-in-fact for any other Selling Stockholder, with full power and authority in the name of, and for and on behalf of, the undersigned:

                  (a) to do all things the Attorneys-in-Fact shall deem necessary or desirable, including taking such actions as may be necessary to effectuate the conversion of the appropriate number of shares of Class A Stock into Common Stock, to sell to the Underwriters up to the number (the "Maximum Number") of shares of Common Stock set forth opposite the name of the undersigned at the end of this instrument, including any Optional Shares (the "Shares"), and represented by the certificates deposited by or on behalf of the undersigned with the Custodian;

                  (b) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned's obligations under an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Stockholders and the Representatives, as representatives of the several Underwriters named therein, in substantially the form thereof attached hereto as Exhibit A, together with such additions thereto, deletions therefrom and changes thereto (including the purchase price per Share to be paid by the Underwriters and the number (or method of determining the number) of Shares (not to exceed the Maximum Number in the aggregate) to be sold by the undersigned) as may be approved in the sole discretion of the Attorneys-in-Fact, or either of them acting alone, such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact, or either of them acting alone;

                  (c) to execute and deliver any amendments, modifications or supplements to the Underwriting Agreement and the Custody Agreement, to amend, modify or supplement any of the terms thereof including, without limitation, the terms of the offering; provided, however, that no such amendment shall increase the number of the Shares to be sold by the undersigned to more than the Maximum Number in the aggregate;

                  (d) to give such orders and instructions to the Custodian or any other person as the Attorneys-in-Fact, or either of them acting alone, may determine, including, without limitation, orders or instructions for the following: (i) the delivery of notice to the Company pursuant to the Custody Agreement to effectuate conversion of any shares of Class A Stock into Common Stock to be included in the Shares, (ii) the transfer on the books of the Company of the Shares in order to effect their sale (including the names in which new certificates for the Shares are to be issued and the denominations thereof), (iii) the purchase of any transfer tax stamps necessary in connection with the transfer of the Shares, (iv) the delivery to or for the account of the Underwriters of the certificates for the Shares against receipt by the Custodian of the purchase price therefor, (v) the payment by the Custodian out of the proceeds of any sale of the Shares to the Underwriters of all expenses as are to be borne by the undersigned in accordance with the terms of the Underwriting Agreement, (vi) the remittance by the Custodian of the net balance of the proceeds from any sale of the Shares to be sold in accordance with the payment instructions set forth in the Custody Agreement or such other instructions as the Attorneys-in-Fact, or either of them acting alone, may, upon the instructions of the undersigned, have given to the Custodian in accordance with the Custody Agreement, and (vii) the return to the undersigned of new certificates representing the number of shares of Common Stock, if any, represented by certificates deposited with the Custodian which are in excess of the number of Shares sold by the undersigned to the Underwriters as specified in the Underwriting Agreement and to be sold at any subsequent Time of Delivery;

                  (e) to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration;

                  (f) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

                  (g) to arrange payment therefor of those expenses of the public offering, if any, payable by the undersigned (which shall include the undersigned's portion of underwriting discounts and commissions and, to the extent proceeds are remitted to the undersigned by wire transfer in accordance with the instructions in the Custody Agreement, the costs of any wire transfer);

                  (h) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

                  (i) to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission (including a request or requests for acceleration of the effective date of the Registration Statement), any state securities law authorities and the National Association of Securities Dealers, Inc., any amendments to the Underwriting Agreement, the Custody Agreement or any agreement with the Company with regard to expenses, and certificates and other documents required to be delivered by or on behalf of the undersigned pursuant to the Underwriting Agreement or the Custody Agreement, and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the Shares to be sold by the undersigned, and in general to do all things and to take all action which the Attorneys-in-Fact, or either of them acting alone, may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Underwriting Agreement and the Custody Agreement and the aforesaid sale of Shares to the several Underwriters.

         2. The undersigned hereby makes, at and as of the date of this Power of Attorney, with and to the several Underwriters each of the representations, warranties and agreements of each Selling Stockholder set forth in the Underwriting Agreement attached hereto as Exhibit A, and all such representations, warranties and agreements are incorporated by reference herein in their entirety (the representations, warranties and agreements being subject, however, to the exception that orders or other authorizations that may be required under the 1933 Act in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the undersigned have not yet been obtained).

                  The undersigned further:

                  (a) represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of the undersigned and constitute valid and binding agreements of the undersigned in accordance with their respective terms; and

                  (b) (i) confirms to the several Underwriters the accuracy of the information concerning the undersigned and the undersigned's shareholding in the Company as set forth in the preliminary prospectus dated ____________, 2004, under the caption "Principal and Selling Stockholders", a copy of which has been furnished to the undersigned, (ii) also confirms to the several Underwriters the accuracy of the information concerning the undersigned contained or to be contained in any selling stockholder's questionnaire or other written document furnished by the undersigned to the Company for purposes of the Registration Statement or any prospectus

(preliminary or final) contained therein or filed pursuant to Rule 424 under the 1933 Act or in any amendment or supplement thereto (including any documents incorporated by reference therein), (iii) agrees with the Company and the several Underwriters immediately to notify the Company and promptly (but in any event within two business days thereafter) to confirm the same in writing if, during the period or at the date(s) referred to in paragraph 4 hereof, there should be any change affecting the accuracy of the above-mentioned information, or if any subsequent version of such section of the prospectus delivered to the undersigned should be inaccurate, and (iv) agrees with the Company and the several Underwriters that for all purposes of the representation, warranty and agreement incorporated by reference herein from the Underwriting Agreement attached hereto as Exhibit A, delivery of this Power of Attorney and the statements contained herein constitute (and in the absence of any such notification as is referred to in subclause (iii) given prior to the date on which the Underwriting Agreement is executed and delivered by the undersigned will constitute on a continuing basis) written information furnished by the undersigned to the Company for use in the Registration Statement and any such prospectus, amendment or supplement.

         3. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the other Selling Stockholders; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any corporation or partnership or by the occurrence of any other event. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur before the delivery of the Shares to be sold by the undersigned under the Underwriting Agreement, certificates representing such Shares shall be delivered by or on behalf of the undersigned to the extent required by, and in accordance with, the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement or the Custody Agreement shall be taken, and actions taken by the Attorneys-in-Fact, or either of them acting alone, pursuant to this Power of Attorney and by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or either of them acting alone, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

                  Notwithstanding the foregoing, if the Underwriting Agreement is not executed and delivered on or prior to the ninetieth day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorneys-in-Fact that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys-in-Fact or either one of them, pursuant to this Power of Attorney prior to the receipt of such notice.

         4. The undersigned will immediately notify the Attorneys-in-Fact, the Company and the Representatives of the occurrence of any event which shall cause the representations and warranties contained herein not to be true and correct during the period of the public offering of the Shares or at each Time of Delivery for the Shares pursuant to the Underwriting Agreement.

         5. The undersigned ratifies all that the Attorneys-in-Fact shall do by virtue of this Power of Attorney. All actions may be taken by either of the Attorneys-in-Fact alone. In the event that any statement, request, notice or instruction given by one Attorney-in-Fact shall be inconsistent with that given by another, any such statement, request, notice or instruction from Michael J. Valentine shall prevail.

         6. It is understood that the Attorneys-in-Fact, solely in their capacities as Attorneys-in-Fact under this Power of Attorney, make no representations with respect to and shall have no responsibility for the Registration Statement, the Preliminary Prospectus or the Prospectus. The undersigned agrees to indemnify the Attorneys-in-Fact for and hold the Attorneys-in-Fact, jointly and severally, free and harmless from any and all loss, damage, liability or expense incurred in connection herewith, including reasonable attorney's fees and costs, which they, or either of them acting alone, may sustain as a result of any action taken or not taken in good faith hereunder.

         7. If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstances in any applicable jurisdiction because it conflicts with any other provision of this Power of Attorney, or any constitution, statute or rule of public policy, or for any other reason, such finding shall not render the provision unenforceable in any other case or circumstances, or render any other provisions of this Power of Attorney unenforceable to any extent whatsoever.

         8. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of Illinois.

Dated: _______________

     Maximum number of Shares of
     Common Stock to be sold:

     _______________ Shares

     Maximum number of
     Optional Shares to be sold:

     _______________ Shares

                                    Signature of Selling Stockholder:

                                    ------------------------------
                                    [Insert Full Name of Selling Stockholder]

                                    By:____________________________
                                          Name:
                                          Title:




NOTE: ALL SIGNATURE(S) ON THIS POWER OF ATTORNEY MUST BE EITHER GUARANTEED BY ONE OF THE INSTITUTIONS REFERRED TO IN THE FIRST PARAGRAPH OF THE CUSTODY AGREEMENT OR ELSE MUST BE NOTARIZED; SEE BELOW.

                                              Signature(s) guaranteed by:


                                              -------------------------

                                                       [OR]



-------------------------

         You should sign in exactly the same manner as the shares of Common Stock of the Company owned by you are registered and execute a separate Power of Attorney for each different form in which shares are registered.

STATE OF              )

                         ss.:

COUNTY OF             )





                  On the _____ day of __________ before me personally came to me known and known to me to be the individual described in, and who executed the foregoing instrument, and (s)he acknowledged to me that (s)he executed the same.

                                                     -----------------------
                                                           Notary Public





My term expires: ____________________

                                    EXHIBIT A

                         FORM OF UNDERWRITING AGREEMENT

                                  SEE ATTACHED.